UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________ Form 8-K ________________
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020
EASTMAN KODAK COMPANY (Exact name of registrant as specified in its charter)
NEW JERSEY (State or other jurisdiction of incorporation)	1-87 (Commission File Number)	16-0417150 (IRS Employer Identification No.)
343 State Street Rochester, NY 14650 (Address of principal executive offices with zip code)
(585) 724-4000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KODK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.  Changes in Registrant’s Certifying Accountant

(a)On March 24, 2020, Eastman Kodak Company (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm.    The dismissal of PwC was approved by the Audit Committee of the Board of Directors of the Company.

The audit reports of PwC on the consolidated financial statements of the Company as of and for the years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle; however, the reports for both years contained a paragraph stating there was substantial doubt about the Company's ability to continue as a going concern.

During the Company's fiscal years ended December 31, 2019 and December 31, 2018 and through March 24, 2020, there were no: (i) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports on the financial statements of the Company for such years, or (ii) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the disclosure it is making in this Current Report on Form 8-K and requested from PwC a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures.  A copy of PwC’s letter dated March 26, 2020 is attached as Exhibit 16.1.

(b)The Audit Committee of the Board of Directors of the Company recently completed a competitive process to determine what audit firm would serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.  On March 26, 2020, the Company engaged Ernst & Young LLP (“EY”) as auditors for the Company, effective immediately.  The engagement of EY was approved by the Audit Committee of the Board of Directors of the Company.

During the fiscal years ended December 31, 2019 and December 31, 2018 and through March 26, 2020, neither the Company nor anyone on the Company's behalf consulted EY regarding any of the matters referred to in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.     Exhibit

16.1                 Letter of PricewaterhouseCoopers LLP dated as of March 26, 2020 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

(Registrant)

/s/ Eric Samuels

Eric Samuels

(Chief Accounting Officer and

Authorized Signatory)

Date:  March 26, 2020

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